Exhibit 99.1

Bitmine Immersion Technologies (BMNR) Announces ETH Holdings Reach 5.98 Million Tokens, and Total Crypto and Total Cash Holdings of $17.1 Billion

Bitmine owns 4.9% of the total ETH coin supply of 122.1 million

Bitmine is 98% of the way to the ‘Alchemy of 5%’ in just 15 months

ETH is the best performing macro asset in Q3 of 2026 to date, outperforming the S&P 500 by 6,519bp

Tom Lee to deliver the keynote at KBW on September 30, 2026

Bitmine was added to the Russell 1000 Large-cap index on June 26, 2026

Bitmine’s Series A Preferred Stock is trading on the NYSE under the symbol BMNP

Bitmine has 5,067,309 staked ETH, representing $13.6 billion at $2,688 per ETH. MAVAN (Made in America VAlidator Network) is a premier Ethereum staking destination for BMNR and institutional investors

Bitmine owns $105 million of Eightco (NASDAQ: ORBS), now one of the only publicly listed equities in the world to provide investors indirect exposure to OpenAI

Bitmine Crypto + Total Cash Holdings & Marketable Securities + “Moonshots” total $17.1 billion, including 5.98 million ETH tokens, total cash & marketable securities of $714 million, and other crypto holdings

Bitmine remains supported by a premier group of institutional investors including ARK’s Cathie Wood, MOZAYYX, Founders Fund, Bill Miller III, Pantera, Kraken, DCG, Galaxy Digital and personal investor Thomas “Tom” Lee to support Bitmine’s goal of acquiring 5% of ETH

NORWALK, CT, September 21, 2026 /PRNewswire/ — (NYSE: BMNR) Bitmine Immersion Technologies, Inc. (“Bitmine” or the “Company”) a Bitcoin and Ethereum Network company with a focus on the accumulation of crypto for long term investment, today announced Bitmine crypto + total cash & marketable securities + “moonshots” holdings totaling $17.1 billion.

As of September 20, 2026 at 9:00pm ET, the Company’s crypto holdings are comprised of 5,983,940 ETH at $2,688 per ETH (per Coinbase), 212 Bitcoin (BTC), $180 million stake in Beast Industries, $105 million stake in Eightco Holdings (NASDAQ: ORBS) (“moonshots”) and total cash & marketable securities of $714 million. Bitmine’s ETH holdings are 4.9% of the ETH supply (of 122.1 million ETH).

“We believe a crypto bull market is underway, having started in late June, driven by a multitude of factors including the rotation from AI back to crypto, strengthening crypto fundamentals centered around both tokenization and AI and lastly, the ending of the 4-year cycle. With only little more than a week left in calendar third quarter (3Q26), the outperformance of Ethereum as a macro asset continues to strengthen. Quarter to date, ETH is outperforming by 6,519bp, dwarfing other macro assets,” stated Thomas “Tom” Lee, Chairman of Bitmine.

BITMINE · BMNR
Asset Performance relative to S&P 500 since June 30, 2026
6/30/26 to 9/18/26
Ethereum
Solana
Bitcoin
Energy
MSCI World Energy
Expanded Tech-Software ETF (IGV)
Silver Spot
Magnificent 7
Gold Spot
Healthcare
MSCI World Financials
Financials
MSCI World Comm. Services
MSCI World Health Care
MSCI World Materials
MSCI World Technology
MSCI World
Comm. Services ex-Mag 7
Staples
Materials
MSCI World Staples
MSCI World Discretionary
MSCI World Real Estate
Real Estate
MSCI World Industrials
Russell 2000
20Y+ Treasury Bond ETF (TLT)
Discretionary ex-Mag 7
MSCI World Utilities
Technology ex-Mag 7
Industrials
Utilities
Korea (KOSPI)
65.2%
52.2%
36.3%
18.9%
16.5%
13.2%
11.1%
8.3%
7.2%
3.7%
2.7%
1.9%
1.3%
1.3%
1.1%
1.0%
-0.2%
-0.7%
-2.8%
-3.4%
-3.7%
-5.0%
-5.3%
-5.4%
-6.9%
-7.4%
-8.0%
-9.1%
-9.4%
-10.3%
-10.6%
-11.9%
-20.7%
Source: Fundstrat, Bloomberg. As of Sep 18, 2026
Illustrative | For Discussion Purposes

“To us, this massive outperformance of ETH in 3Q26 is viewed as a prelude to a potentially stronger up move in the 4th quarter of 2026. Given institutions have underweighted crypto in 2026, partially due to the outperformance of AI stocks in early 2026, we expect institutions to substantially increase their exposure in the final 3 months of 2026. We believe this could add meaningful upside to the gains seen since June 30th,” continued Lee.

Tom Lee will also deliver the keynote at Korea Blockchain Week 2026 on September 30 at 11:20 a.m. at Walkerhill Hotels & Resorts in Seoul. The 25-minute keynote is part of Korea Blockchain Week, one of Asia’s leading blockchain and digital asset conferences. Additional information is available on the Korea Blockchain Week website.

“Over the past week, we acquired 27,562 ETH. Bitmine’s track record of consistent buying of crypto is unmatched by any public company in the world. Bitmine has bought ETH each and every week since the inception of its ETH Treasury Strategy on June 30, 2025,” stated Lee.

On July 16, 2026, Bitmine released the latest Chairman’s Message (link here) for July 2026. The title of the Message is “ETH is the cure for the Uncanny Valley of Wealth.”

Earlier in 2026, Bitmine launched MAVAN (the Made in America VAlidator Network), the institutional-grade staking platform. While MAVAN was originally developed to support Bitmine’s own Ethereum treasury, MAVAN has expanded to serve institutional investors, custodians, and ecosystem partners seeking best-in-class staking infrastructure. A portion of Bitmine’s ETH is already staked on the MAVAN platform.

As of September 20, 2026, Bitmine total staked ETH stands at 5,067,309 ($13.6 billion at $2,688 per ETH). “Bitmine has staked more ETH than other entities in the world. At scale (when Bitmine’s ETH is fully staked by MAVAN and its staking partners), the projected ETH staking reward would be $421 million on an annualized basis (using 2.62% 7-day BMNR yield),” stated Lee.

“Annualized staking revenues are now projected at $357 million. And this 5.1 million ETH is 85% of the 5.98 million ETH held by Bitmine. Bitmine’s own staking operations generated a 7-day yield of 2.62% (annualized),” continued Lee.

Bitmine is one of the most widely traded stocks in the US. According to data from Fundstrat, the stock has traded average daily dollar volume of $1.2 billion (5-day average, as of September 18, 2026), ranking #100 in the US, behind Eaton Corp (rank #99) and ahead of Ciena Corp (rank #101) among 5,704 US-listed stocks (statista.com and Fundstrat research).

Bitmine’s crypto holdings reign as the #1 Ethereum treasury and #2 global treasury, behind Strategy Inc. (NASDAQ: MSTR), which reportedly owns 845,080 BTC valued at approximately $75 billion. Bitmine remains the largest ETH treasury in the world.

Bitmine management believes the GENIUS Act and the Securities and Exchange Commission’s (SEC) Project Crypto are as transformational to financial services in 2026 as the US action on August 15, 1971, which ended the Bretton Woods system and took the U.S. dollar off the gold standard 55 years ago. This 1971 event was the catalyst for the modernization of Wall Street, creating the iconic Wall Street titans and financial and payment rails of today. These proved to be better investments than gold.

The Chairman’s message can be found here:

https://www.Bitminetech.io/chairmans-message

The Fiscal Full Year 2025 Earnings presentation and corporate presentation can be found here: https://Bitminetech.io/investor-relations/

To stay informed, please sign up at: https://Bitminetech.io/contact-us/

About Bitmine

Bitmine Immersion Technologies, Inc. (NYSE: BMNR), together with its subsidiaries (“Bitmine” or the “Company”), is a blockchain technology infrastructure company operating across institutional digital asset staking and validation services, bitcoin mining, and strategic digital asset management. As the world’s leading Ethereum Treasury company, it implements an innovative digital asset strategy for institutional investors and public market participants. The Company provides institutional-grade staking and validation infrastructure—through which it earns staking rewards and validation income—alongside bitcoin mining activities. Bitmine holds digital assets strategically, generating yield on those holdings to support liquidity and capital formation. Since 2025, the Company has expanded its blockchain infrastructure capabilities, including developing and deploying MAVAN, its institutional staking and validation platform. The Company’s activities further include investments in early-stage blockchain opportunities (“moonshot” investments) and ancillary mining, hosting, and consulting services.

For additional details, follow on X:

https://x.com/bitmnr

https://x.com/fundstrat

Forward Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include all statements that are not purely historical and can generally be identified by terms such as “expects,” “projects,” “intends,” “plans,” “believes,” “anticipates,” “estimates,” “forecasts,” “targets,” “goals,” “may,” “will,” “would,” “could,” “should,” “view,” “see,” or similar expressions, or the negative of such terms, or other comparable terminology. This press release specifically contains forward-looking statements regarding, among other things: (i) the Company’s goal of acquiring 5% of the total ETH supply (the “Alchemy of 5%” initiative) and statements that the Company is 98% of the way to achieving this goal in 15 months; (ii) the Company’s digital asset accumulation and treasury strategy, including statements regarding continued weekly ETH acquisitions since the inception of the ETH Treasury Strategy on June 30, 2025 and the Company’s status as the largest ETH treasury in the world; (iii) the Company’s staking operations, including projected annualized ETH staking rewards of approximately $421 million at scale (assuming Bitmine’s ETH is fully staked by MAVAN and its staking partners using 2.62% 7-day BMNR yield), currently projected annualized staking revenues of approximately $357 million, the 7-day yield of 2.62% (annualized), and that 85% of Bitmine’s ETH holdings are currently staked; (iv) MAVAN’s expansion to serve institutional investors, custodians, and ecosystem partners seeking best-in-class staking infrastructure, and its intended position as a premier Ethereum staking destination for BMNR and institutional investors; (v) the belief that a crypto bull market is underway, having started in late June, driven by the rotation from AI back to crypto, strengthening crypto fundamentals centered around tokenization and AI, and the ending of the 4-year cycle; (vi) statements regarding ETH’s performance as the best performing macro asset in Q3 2026 to date, outperforming the S&P 500 by 6,519bp; (vii) the belief that ETH’s outperformance in Q3 2026 is a prelude to a potentially stronger up move in Q4 2026 and the expectation that institutions will substantially increase their crypto exposure in the final 3 months of 2026, which could add meaningful upside to the gains seen since June 30th; (viii) management’s belief that the GENIUS Act and SEC Project Crypto are as transformational to financial services in 2026 as the end of the Bretton Woods system in 1971 and that investments resulting therefrom will prove better than gold; (ix) statements regarding the Company’s investments, including that its investment in Eightco Holdings (NASDAQ: ORBS) provides investors indirect exposure to OpenAI and its $180 million stake in Beast Industries; and (x) statements regarding the value of the Company’s crypto, cash, marketable securities, and “moonshot” holdings, including aggregate holdings of $17.1 billion and ETH holdings representing 4.9% of the total ETH supply.

These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Factors that could cause or contribute to such differences include, but are not limited to: the extreme volatility and unpredictability of digital asset prices, including ETH and Bitcoin, and the speculative nature of digital asset investments; the risk that historical ETH price movements, technical analysis indicators, and relative performance versus other macro assets will not recur or are not indicative of future performance; the Company’s reliance on third-party pricing sources (including Coinbase) and reported market values in calculating the value of its crypto, cash, marketable securities, and “moonshot” holdings, and the risk that such values fluctuate materially after the date and time referenced in this release; changes in market conditions affecting the trading price and trading volume of the Company’s common stock and Series A Preferred Stock, and the risk that the Company’s inclusion in the Russell 1000 index does not produce anticipated benefits; the Company’s ability to successfully execute its digital asset acquisition strategy, continue its record of weekly ETH acquisitions, and achieve its ETH accumulation targets, including the “Alchemy of 5%” goal; the Company’s ability to finance its business operations, Ethereum treasury operations, and MAVAN expansion; operational, security, and technological risks associated with the Company’s staking and validation operations, including network failures, slashing events, cybersecurity breaches, and protocol changes; the risk that actual staking participation, yields, rewards, and revenues differ materially from the projected amounts described in this release, which are based on a 7-day yield and assume ETH is fully staked at scale; the accuracy of beliefs regarding the existence, timing, duration, and drivers of a crypto bull market, including the expected rotation from AI to crypto, the strengthening of crypto fundamentals, and the timing of the 4-year cycle; the risk that the anticipated stronger up move in Q4 2026 does not occur and that institutions do not increase their crypto exposure as expected; competition in the digital asset treasury, staking, and mining industries; the Company’s dependence on key personnel, including executive leadership and advisors; regulatory developments affecting digital assets, blockchain technology, and staking activities in the United States and globally, including the ultimate enactment, implementation, and interpretation of the GENIUS Act and other pending legislation and regulatory initiatives; actions by the SEC, CFTC, and other regulatory bodies affecting digital assets and related businesses; risks related to the Company’s investments in early-stage blockchain opportunities (“moonshot” investments), including the investments in Eightco Holdings (including the nature and extent of any indirect exposure to OpenAI) and Beast Industries; macroeconomic factors, including inflation, interest rates, Federal Reserve monetary policy, labor market conditions, war risks, rising yields, and general economic conditions affecting investor sentiment toward digital assets; the unpredictability of cryptocurrency market cycles and the accuracy of expectations regarding future crypto cycles; changes to the Ethereum protocol, including staking mechanics, validator requirements, and reward structures; the performance of third-party service providers, exchanges, custodians, and staking partners; risks related to the concentration of the Company’s assets in digital currencies, particularly Ethereum; and the other risk factors described in the Company’s filings with the SEC.

The forward-looking statements contained in this press release are based on information available to management as of the date of this release and reflect management’s current expectations, estimates, forecasts, projections, views, and beliefs concerning future events and circumstances. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including those described above and in the Risk Factors section of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 filed with the SEC on November 21, 2025, the Company’s Quarterly Reports on Form 10-Q, and the Company’s other filings with the SEC, as amended or updated from time to time. Copies of these filings are available on the SEC’s website at www.sec.gov and on the Company’s website at https://Bitminetech.io/investor-relations/. The Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Bitmine expressly disclaims any obligation or undertaking to update, revise, or supplement any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statements are based, except as required by applicable law or regulation.

SOURCE Bitmine Immersion Technologies, Inc.

MEDIA CONTACT:

Marcy Simon

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